UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22404

Investment Company Act file number

SCS Hedged Opportunities Fund, LLC

(Exact name of registrant as specified in charter)

One Winthrop Square

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Peter H. Mattoon

c/o SCS Capital Management, LLC

One Winthrop Square

Boston, Massachusetts 02110

(Name and address of agent for service)

(617) 204-6400

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

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SCS HEDGED OPPORTUNITIES FUND, LLC

Semi-Annual Report

September 30, 2015

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

SCS Hedged Opportunities Fund, LLC

SCS Hedged Opportunities Fund, LLC

Shareholder Letter

November, 2015

Dear Investors,

SCS Hedged Opportunities Fund, LLC (the “Fund”) returned -4.90% net of all fees and expenses for the six months ending September 30, 2015, versus -3.09% for the HFRI Fund of Fund Composite Index in the same time.

Market Overview

Investors during the period focused most of their attention on China’s equity correction and surprise devaluation of the yuan, as well as the Fed’s decision to hold steady on interest rates. The result was significant downward pressure on risk assets, with the MSCI ACWI Index and the S&P 500 Index down -9.13% and -6.18%, respectively. Selling weighed on even the most fundamentally sound areas of the market, causing abrupt sector rotations. Healthcare stocks suffered a sharp reversal following concerns about price inflation in specialty drugs, while US small caps erased strong gains from earlier in the year and significantly lagged large caps. Credit markets weakened, and merger arbitrage spreads widened but remained at attractive levels. Treasury selling by China and other sovereign banks impacted liquidity and put pressure on high-quality bonds, leaving the Barclays Aggregate US Bond Index down -0.47% during the period.

Performance Review

SCS Hedged Opportunities Fund, LLC felt the impact from global de-risking that caused challenges for many active hedge fund managers. The Fund contains five strategies: three did very well and two underperformed. Of particular note, the credit book (30.88% of Net Asset Value) returned 0.53% for the period versus -5.00% for the benchmark1 given strong relative performance in structured credit, including non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Our equity long/short book (12.44% of NAV) returned 4.70%, outperforming its benchmark2 by 8% by eschewing pure beta exposure in favor of generating skill-based excess return, or alpha. The sole manager in the macro book (4.22% of NAV) returned 20.64%, versus -3.81% for the benchmark,3 due to net short positioning in emerging market equities, commodities and commodity-sensitive currencies that all benefited from heightened volatility.

Both the event-driven portfolio and the multi-strategy portfolio (which focuses on event-driven and distressed strategies) underperformed during the period, primarily due to a lack of catalysts among the managers’ underlying investments. The event-driven book (33.05% of NAV) returned -12.69% and the multi-strategy book (7.73% of NAV) returned -6.12%, versus -4.94% and -3.48%, respectively, for their benchmarks.4 We have isolated a significant part of the Fund’s total systemic risk to these two strategies because we believe markets often overestimate the risk of idiosyncratic events such as merger arbitrage, “binary option” hedging outcomes, bankruptcy settlements, reorganizations, governmental regulatory risk and litigation. Our managers are all highly skilled at capitalizing on these

[1]	HFRI Ed: Distressed/Restructuring Index
[2]	HFRI Equity Hedge (Total) Index
[3]	HFRI Macro (Total) Index
[4]	HFRI Event-Driven (Total) Index and HFRI Fund Weighted Composite Index.

situations within their portfolios. Many times, however, there is no easy or inexpensive way to hedge out the risk and, therefore, investors must absorb it in order to access the excess return potential. In addition, the less simple it is to hedge out a given risk, the more the discount embedded in a given security. Our approach allows us to benefit from a double discount due to both the discrete risk as well as the market risk, which we call “better beta.” We segregate risk to the areas of the portfolio where we think we will be compensated well beyond the level of risk we are taking over the life of the investment.

Positioning and Outlook

Our results during the period reflect three pillars of our investment philosophy and approach. First, we are a value-focused manager committed to identifying undervalued or distressed opportunities through rigorous quantitative and qualitative research. Second, we build core and satellite portfolios with complementary managers who each fulfill a unique role, with some targeting greater upside capture and others offering downside mitigation. We assess each manager’s ability to deliver alpha, as well its potential value in the overall portfolio mix. Third, we maintain portfolios that are concentrated with our “best ideas” or offer differentiated approaches to regions, asset classes and investment themes. As a result, our portfolios have a very low beta to the broader market, and we can look very different from the index over short periods. We accept higher tracking error to the index in the short term to deliver attractive long-term results over multiple market cycles.

We continue to maintain high conviction for our event-driven managers and our allocation of systemic risk to this portion of the portfolio. We believe these strategies will be a very strong place for alpha generation over the long term. It is precisely because they are difficult to hedge, and represent concentrated exposure, that they are likely to be outsized contributors to return over time. We believe we are well-positioned to deliver long-term success for our investors through our manager selection, portfolio construction and approach to risk management.

Taken together, our strategies serve unique needs for hedge fund investors in today’s complex environment, targeting hard-to-replicate sources of returns. Some provide downside mitigation and others target idiosyncratic events that we believe should ultimately outperform. With heightened volatility likely to continue due to interest rate moves, diverging monetary policies and a China slowdown, we expect to capitalize on market dislocations across our strategies and identify true alpha generation. The portfolio contains deeply discounted managers with significant upside value that we expect to realize over time.

Important Definitions and Disclosures

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

This material is not an invitation to subscribe for interests in the Fund and is by way of information only. Sales of interests shall be made on the basis of the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”) only and are not offered to any prospective investor who does not satisfy certain minimum financial and sophistication criteria, or in any jurisdiction in which such offer is not authorized.

An investment in alternative investments can be highly illiquid, is speculative and not suitable for all investors. Investing in alternative investments is only intended for experiences and sophisticated investors who are willing to bear the high economic risk associated with such an investment. Performance may be volatile and there is no guarantee or assurance that an investment in the Fund will achieve its investment objective.

Diversification does not assure a profit or protect against loss in a declining market.

Before making an investment decision, investors should consider the suitability of this investment with respect to their investment objectives and personal situation and consider factors such as-their personal net worth, income, age, risk tolerance and liquidity needs.

An investment in the Fund, and the underlying funds in which the Fund invests through its investment in the Master Fund (collectively, “Alternative Investment Funds”), involves risks, including the following:

•

Past performance of the Fund, as well as any Alternative Investment Fund in which it invests, is not indicative of future performance. The value of the Fund’s investments will fluctuate, and there is no assurance that the Fund will achieve its investment objective.

•

Investing in the Fund and the Alternative Investment Funds involves a significant degree of market risk. No assurance can be given that the strategy or strategies utilized by the Fund or an Alternative Investment Fund will be successful under any or all future market conditions. Changes in general economic conditions may affect the profitability of the Fund or an Alternative Investment Fund or specific strategies used by such funds.

•

An investment in an Alternative Investment Fund may be highly illiquid. Such funds are subject to lock up periods and restrictions on redemptions, including in some cases suspensions. In addition, there is no secondary market for the interests in Alternative Investment Funds, including the Fund, and none is expected to develop. There are substantial restrictions on transferring of the interests in the Fund.

•

Alternative Investment Funds generally are not subject to the same regulatory oversight as more conventional investment vehicles, such as mutual funds, and involve risks not associated with more conventional investments.

•

Due to the early life-cycle of some Alternative Investment Funds, such funds may experience significant loss as a result of declines in an economic sector, industry group, stock market or for portfolio infrastructure failure.

•

The Fund and the Alternative Investment Funds in which it invests may be leveraged and may involve other speculative investment practices that may increase the risk of investment loss. Short selling for example involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited losses. In addition, investments in commodities contracts and all derivative instruments, including futures and options, involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact in the performance of the Fund or Alternative Investment Fund. The prices of such investments are highly volatile and they are subject to the risk of failure of any exchanges on which the positions trade or of a clearing house.

•	Investments in foreign securities involve greater risk, including currency risk, different accounting standards and are subject to political instability.

•	Neither the Fund, nor the Alternative Investment Funds in which they invest, are required to provide periodic pricing or valuation information to investors with respect to individual investments.

•

Because of the complex nature of Alternative Investment Funds’ investments, the distribution of tax information to investors may be subject to delays, which may result in the need to request an extension.

•

The Fund is subject to multiple layers of fees and expenses, which may offset trading profits. By investing in a fund-of-fund such as the Fund, an investor will indirectly bear his or her share of any fees and expenses charged by the underlying funds, in addition to the fees and expenses of the Fund. The Fund also bears its pro rate share of any fees or expenses incurred by the Master Fund.

Definitions

HFRI Fund of Funds Composite Index — The HFRI Fund of Funds Composite Index is an equal weighted, net of fee, index composed of approximately 800 fund of hedge funds. Performance of an overall market is affected by the size as well as performance of funds of hedge funds. An equal weighted index may remove the bias towards larger funds of hedge funds at the expense of underweighting their influence on the overall market.

MSCI AC World Index — The MSCI AC World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

Barclays Aggregate Bond Index — The Barclays Capital Aggregate Bond Index is a broad base index that is often used to represent investment grade bonds being traded in United States.

An investment cannot be made directly in an index.

For a complete description of the investment objectives, risks (including additional risks related to certain potential Fund investments and/or strategies such as Margin Borrowing, Arbitrage, Swap Agreements, Call and Put Options and other Hedging Transactions), as well as conflicts of interest, fees and expenses associated with an investment in the Fund please review the relevant sections in the Fund’s Offering Memorandum which should be reviewed in its entirety prior to investment.

This document has been prepared solely for the use of the intended recipient (the “Recipient”). By accepting delivery of this presentation, each Recipient undertakes not to reproduce or distribute this presentation in whole or in part, nor to disclose any of its contents (except to professional advisors), without the prior written consent of SCS Financial Services, LLC (“SCS”). The information contained herein is proprietary and confidential and may contain commercial or financial information, trade secrets and/or intellectual property of SCS and/or its affiliates.

SCS Hedged Opportunities Fund, LLC

Statement of Assets & Liabilities

September 30, 2015 (Unaudited)

Assets
Investments in SCS Hedged Opportunities Master Fund, LLC, at fair value	$34,069,330
Receivable from SCS Hedged Opportunities Master Fund, LLC	3,298,168

Total Assets	37,367,498

Liabilities
Redemption payable	3,298,168
Due to Master Fund	2,335
Shareholder servicing fees payable	7,874
Accrued expenses and other liabilities	5,604

Total Liabilities	3,313,981

Net Assets	$34,053,517

Net Assets Consist of:
Paid in capital	$31,897,367
Accumulated net investment loss	(4,064,846)
Accumulated net realized gain on investments sold	3,043,931
Net unrealized appreciation on investments	3,177,065

Net Assets	$34,053,517

Net Asset Value, 1,219,164 shares issued (unlimited shares authorized, no par value)	$27.93

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

Expenses
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC (Note 2)	$341,544
Printing and mailing expenses	13,273
Shareholder servicing fees	8,453
Registration expenses	6,913
Legal fees	935
Tax expenses	527

Total Expenses	371,645

Recovery of previous waiver	21,840

Net Expenses	393,485

Net Investment Loss	(393,485)

Realized and Unrealized Gain (Loss) on Investments Allocated from SCS Hedged Opportunities Master Fund, LLC
Net realized gain on sale of investments	322,526
Net change in unrealized depreciation on investments	(1,826,359)

Net Loss from Investments Allocated from SCS Hedged Opportunities Master Fund, LLC	(1,503,833)

Net Decrease in Net Assets Resulting from Operations	$(1,897,318)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2015 (Unaudited)	Year ended March 31, 2014
Change in Net Assets Resulting from Operations
Net investment loss	$(393,485)	$(903,334)
Net realized gain on sale of investments	322,526	1,363,555
Net change in unrealized appreciation (depreciation) on investments	(1,826,359)	50,614

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,897,318)	510,835

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	3,086,300	10,747,500
Payments for shares redeemed	(4,053,167)	(3,291,549)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(966,867)	7,455,951

Net Increase (Decrease) in Net Assets	$(2,864,185)	$7,966,786

Net Assets, Beginning of Period	$36,917,702	$28,950,916

Net Assets, End of Period	$34,053,517	$36,917,702

Accumulated Net Investment Loss	$(4,064,846)	$(3,671,361)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Statement of Cash Flows

For the Six Months Ended September 30, 2015 (Unaudited)

Cash Flows from Operating Activities
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	$(2,864,436)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	3,625,350
Investments paid in advance	492,300
Expenses paid	(89,687)

Net Cash Provided by Operating Activities	1,163,527

Cash Flows from Financing Activities
Proceeds from subscriptions	3,086,300
Distributions for redemptions	(3,623,015)
Proceeds from advance subscriptions	(626,812)

Net Cash Used in Financing Activities	(1,163,527)

Net Decrease in Cash	—
Cash — Beginning of Period	—

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(1,897,317)
Net decrease in advance subscriptions to investments	492,300
Net realized gain on investments	(322,526)
Net change in unrealized depreciation on investments	1,826,359
Net increase in receivable from SCS Hedged Opportunities Master Fund, LLC	(427,817)
Net decrease in payable to Adviser	(42,374)
Net decrease in shareholder servicing fees payable	(976)
Net increase in accrued expenses and other liabilities	5,604
Expenses allocated from SCS Hedged Opportunities Master Fund, LLC	341,544
Purchases of investment in SCS Hedged Opportunities Master Fund, LLC	(2,864,436)
Sales of investment in SCS Hedged Opportunities Master Fund, LLC	4,053,167

Net Cash Provided by Operating Activities	1,163,527

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2015 (Unaudited)		Year ended March 31, 2015	Year ended March 31, 2014	Year ended March 31, 2013	Year ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$29.37		$28.87	$26.41	$25.45	$26.32	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.30)		(0.73)	(0.69)	(0.64)	(0.64)	(0.37)
Net gain (loss) from investments in Portfolio Funds	(1.14)		1.23	3.15	1.60	(0.23)	1.69

Total from Investment Operations	(1.44)		0.50	2.46	0.96	(0.87)	1.32

Ending Net Asset Value	$27.93		$29.37	$28.87	$26.41	$25.45	$26.32

Total return(3)	(4.90	)%(4)	1.73%	9.31%	3.78%	(3.31)%	5.28	%(4)
Supplemental Data and Ratios
Net assets, end of period	$34,053,517		$36,917,702	$28,950,916	$26,260,216	$38,753,180	$26,522,376
Ratio of expenses to weighted average net assets before waivers	2.09	%(5)	2.54%	2.50%	2.63%	3.01%	7.84	%(5)
Ratio of expenses to weighted average net assets after waivers	2.09	%(5)	2.50%	2.50%	2.50%	2.50%	2.50	%(5)
Ratio of net investment loss to weighted average net assets before waivers	(2.09	)%(5)	(2.54)%	(2.50)%	(2.63)%	(3.01)%	(7.83	)%(5)
Ratio of net investment loss to weighted average net assets after waivers	(2.09	)%(5)	(2.50)%	(2.50)%	(2.50)%	(2.50)%	(2.49	)%(5)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Total return would have been lower if certain expenses would not have been waived.

(4)	Not annualized.

(5)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Fund, LLC

Notes to Financial Statements

September 30, 2015 (Unaudited)

1.	Organization

SCS Hedged Opportunities Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Fund pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”), a closed-end, non-diversified management investment company that is registered under the 1940 Act. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at September 30, 2015 was 87.06%.

The Fund and Master Fund are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. The same directors also serve as the Master Fund’s Board.

2.	Significant Accounting Policies

The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. Expenses allocated to the Fund for its indirect investments in the Portfolio Funds are not included in the Fund’s Statement of Operations or Financial Highlights.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, and/or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.50% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Under the terms of the Expense Limitation Agreement, income taxes of the Fund are not contractually required to be included in operating expenses subject to limitation. During the six months ended September 30, 2015, the Adviser has voluntarily included income taxes paid by the Fund in the amount of $527 in the operating expenses subject to limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser for such amounts. Reimbursement will be made as promptly as possible, but only to the extent that it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. For the years ended March 31, 2014 and 2015 and the six months ended September 30, 2015, the Adviser waived expenses in the amount of $0, $12,873 and $0, respectively. During the years ended March 31, 2014 and 2015 and the six months ended September 30, 2015, the Adviser recouped previously waived expenses in the amount of $275,740, $213,262 and $21,840, respectively. As of September 30, 2015, the Adviser recouped all previously waived expenses subject to recovery.

C. Investments in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of September 30, 2015. Valuation of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

D. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

E. Fair Value

The fair values of the Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the statement of assets and liabilities.

F. Income Taxes

The Fund’s tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

G. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund elected to adopt ASU 2015-07 as of and for the period ended September 30, 2015. Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within the Notes to the Master Fund’s Financial Statements.

3.	Management and Performance Fees, Administration Fees, Custodian Fees and Shareholder Servicing Fees

Each of the Fund and the Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets effective April 1, 2013. Prior to April 1, 2013, the Master Fund’s Advisor Fee was accrued and paid at an annual rate of 1.25% of the Master Fund’s net assets. So long as substantially all of the assets of the Fund are invested in the Master Fund, the Fund does not pay the Adviser a separate fee under the Investment Advisory Agreement. The Fund does however, due to its investment in the Master Fund, bear its proportionate percentage of the Advisory Fee paid to the Adviser by the Master Fund.

The Fund and the Master Fund have engaged U.S. Bancorp Fund Services, LLC to serve as its administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund and the Master Fund have engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master

Fund’s portfolio market value with a minimum annual fee of $5,000. There is no fee directly attributable to the Fund other than its allocated portion of the Master Fund’s expenses.

The Fund (and not the Master Fund) will pay shareholder servicing fees to financial intermediaries and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (Investor Service Providers). Shareholder servicing fees are accrued monthly at an annual rate not to exceed 0.35% of the Fund’s net assets. Not all shareholders utilize Investor Service Providers to invest in the Fund. The Fund’s accruals are adjusted to the extent the actual expenses paid for shareholder servicing fees are less than 0.35% of the Fund’s net assets.

4.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing each of the Fund’s and the Master Fund’s investment program and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund and the Master Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A listing of the Board members is on the back cover of this report. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Fund and the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Fund and the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund or the Master Fund. Two of the Directors are employees of the Adviser and receive no compensation from the Fund or Master Fund for serving as Directors.

All of the Officers of the Fund and Master Fund are affiliated with the Adviser. Such Officers receive no compensation from the Fund or Master Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

5.	Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase shares on the last business day of each calendar quarter. The minimum initial investment required is $25,000.

The Fund had 1,219,164 shares outstanding at September 30, 2015. The Fund issued 106,630 shares through shareholder subscriptions and redeemed 144,466 shares through shareholder redemptions during the six months ended September 30, 2015. The Fund has issued 366,094 shares through shareholder subscriptions and redeemed 112,018 shares through shareholder redemptions during the year ended March 31, 2015.

As of September 30, 2015, one shareholder owned 32.81% of outstanding shares of the Fund. On that date, no other shareholder owned more than 10% of the outstanding shares of the Fund. As of September 30, 2015, the Adviser had investment discretion of 79.83% of the outstanding shares of the Fund.

6.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

7.	Fair Value of Financial Instruments

The Fund invests substantially all of its assets in the Master Fund. Fair value of financial instruments of Portfolio Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements as of September 30, 2015, in its annual report.

8.	Subsequent Events

The Fund has evaluated all subsequent events through November 23, 2015, the date these financial statements were issued. The Fund issued a tender offer on September 21, 2015. Shareholder tenders amounted to approximately $2,472,000, redeemable at the December 31, 2015 net asset value, payable on January 1, 2016. The Fund received subscriptions in the amount of $300,700 as of November 1, 2015.

The Fund has not identified any subsequent events requiring financial statement disclosure as of November 23, 2015.

SCS Hedged Opportunities Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and Master Fund and information regarding how the Fund and Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Offering Memorandum includes additional information about the Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Master Fund, LLC

Investment Strategy Allocation

As of September 30, 2015 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2015 (Unaudited)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN INVESTMENT COMPANIES — 96.72%[a]
Credit — ABS — 4.41%[a]
Perella Weinberg Partners Asset Based Value Fund LPc	$1,212,830	$1,726,786	12/31/2015	Quarterly	90

Credit — Stressed Debt — 0.02%[a]
Serengeti Multi-Series LLC — Series E, Sub-Series 1	10,688	9,072	n/a	Illiquid	n/a

Credit — Insurance — 0.03%[a]
Serengeti Multi-Series LLC — Series E, Sub-Series 2	8,988	10,368	n/a	Illiquid	n/a

Credit — RMBS — 12.99%[a]
AG Mortgage Value Partners, L.P.	3,477,378	5,083,974	1/31/2016	Quarterly	90

Credit — Structured Credit — 20.35%[a]
AG SCS Fund, L.P.	950,000	908,475	n/a	Illiquid	n/a
Serengeti Lycaon Partners LP	2,320,326	4,086,036	12/31/2015	Annually	87
Serengeti Multi-Series LLC — Series E, Sub-Series 4	118,357	187,820	n/a	Illiquid	n/a
Serengeti Multi-Series LLC — Series E, Sub-Series 7	504,636	554,138	n/a	Illiquid	n/a
West Face Credit Opportunities (USA) L.P.	1,600,000	2,226,994	12/31/2015	Quarterly	90

		7,963,463

Equity Long/Short — Global — 5.34%[a]
Horseman Global Fund, LP	1,450,000	1,654,597	3/31/2016	Monthly	90
Passport Global Strategies III Ltd.[d]	30,406	805	n/a	Illiquid	n/a
Serengeti Multi-Series LLC — Series E, Sub-Series Equities	609,800	432,284	6/30/2016	Annually	87

		2,087,686

Equity Long/Short — Sector — 9.48%[a]
Altimeter Partners Fund, L.P.	1,900,000	3,710,515	12/31/2015	Semi-Annually	60

Event Driven — Hedged — 0.71%[a]
Riva Ridge Co — Invest 2	500,009	276,433	12/31/2015	Monthly	30

Event Driven — Merger/Arbitrage — 8.38%[a]
Jet Capital Select Opportunities Fund, LP	3,779,320	3,279,215	10/31/2015	Monthly	30

Event Driven — Multi-Strategy — 4.22%[a]
Fortress Centaurus Global Fund, LP	1,500,000	1,385,171	11/30/2015	Monthly	60
Serengeti Multi-Series LLC — Series E, Sub-Series 6	231,262	266,772	n/a	Illiquid	n/a

		1,651,943

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Schedule of Investments

September 30, 2015 (Unaudited) — (continued)

	Cost	Fair Value	Next Available Redemption Date[b]	Frequency of Redemptions	Redemption Notification Period (Days)
Event Driven — Regional Specialist — 17.60%[a]
Tyrus Capital Opportunities Fund, L.P.	$ 3,600,000	$ 3,810,841	12/31/2015	Quarterly	90
West Face Long Term Opportunities (USA) Limited Partnership	3,760,617	3,076,822	12/31/2015	Quarterly	90

		6,887,663

Macro — Discretionary — 4.65%[a]
GG Macro, L.P.	1,483,382	1,818,949	10/31/2015	Monthly	15

Multi-Strategy — Event Driven — 8.54%[a]
Eton Park Fund, L.P.	5,523	7,784	n/a	Illiquid	n/a
Serengeti Opportunities Partners, LP	882,588	1,246,738	3/31/2016	Semi-Annually	87
Serengeti Opportunities Partners, LP — Class G	1,301,444	1,532,922	12/31/2015	Quarterly	87
Taconic Opportunity Fund, LP	596,750	554,864	1/31/2016	Quarterly	60

		3,342,308

TOTAL INVESTMENTS IN INVESTMENT COMPANIES (Cost $31,834,304)		37,848,375

	Shares
SHORT TERM INVESTMENT — 11.79%[a]
First American Treasury Money Market Fund — Class Z, 0.00%[e]	4,614,458	4,614,458

TOTAL SHORT TERM INVESTMENTS (Cost $4,614,458)		4,614,458

Total Investments (Cost $36,448,762) — 108.51%[a]		42,462,833
Liabilities in Excess of Other Assets — (8.51)%[a]		(3,330,091)

TOTAL NET ASSETS — 100.00%[a]		$39,132,742

Footnotes

[a]	Percentages are stated as a percent of net assets.

[b]

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2015 that redemption from a tranche is available without fees. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the Portfolio Fund’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.

[c]	Fund is currently restructuring which may change the liquidity terms of the holding.

[d]	Currently in liquidation. Receiving proceeds as Manager liquidates underlying assets.

[e]	Rate reported is the 7-day current yield as of September 30, 2015.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Assets & Liabilities

September 30, 2015 (Unaudited)

Assets
Investments in Portfolio Funds, at fair value (cost $31,834,304) (Notes 2)	$37,848,375
Short term investment (cost $4,614,458)	4,614,458
Investment paid in advance (Note 2)	650,000
Receivable for investments sold	375,144
Prepaid expenses	7,052
Other receivables	2,609

Total Assets	43,497,638

Liabilities
Investment advisory fee payable (Note 5)	54,753
Redemptions payable	4,008,223
Directors fee payable (Note 6)	33,000
Audit and tax return fee payable	226,605
Accrued expenses and other liabilities	42,315

Total Liabilities	4,364,896

Net Assets	$39,132,742

Net Assets Consist of:
Paid in capital	$34,512,465
Accumulated net investment loss	(5,625,315)
Accumulated net realized gains	4,231,521
Net unrealized appreciation on investments	6,014,071

Net Assets	$39,132,742

Net Asset Value, 1,419,386 shares issued (unlimited shares authorized, no par value)	$27.57

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

Expenses
Investment advisory fees (Note 5)	$109,124
Audit and tax return fees	95,905
Directors’ fees (Note 6)	63,000
Portfolio accounting and administration fees (Note 5)	38,232
Legal fees	28,833
Insurance expense	26,302
Tax expense	18,717
Registration fees (Note 5)	2,917
Custody fees	2,500
Transfer agent fees and expenses	2,500
Other expenses	7,003

Total Expenses	395,033

Net Investment Loss	(395,033)

Realized and Unrealized Gain on Investments
Net realized gain on sale of investments	$370,550
Net change in unrealized depreciation on investments	(2,109,262)

Net Loss from Investments	(1,738,712)

Net Decrease in Net Assets Resulting from Operations	$(2,133,745)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Changes in Net Assets

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Change in Net Assets Resulting from Operations
Net investment loss	$(395,033)	$(815,009)
Net realized gain	370,550	1,514,274
Net change in unrealized appreciation (depreciation) on investments	(2,109,262)	328,748

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,133,745)	1,028,013

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold, net	3,104,031	10,490,549
Payments for shares redeemed	(4,855,565)	(9,178,982)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(1,751,534)	1,311,567

Net Increase (Decrease) in Net Assets	$(3,885,279)	$2,339,580

Net Assets, Beginning of Period	$43,018,021	$40,678,441

Net Assets, End of Period	$39,132,742	$43,018,021

Accumulated Net Investment Loss	$(5,625,315)	$(5,230,282)

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Statement of Cash Flows

For the Six Months Ended September 30, 2015 (Unaudited)

Cash Flows from Operating Activities
Purchases of Portfolio Funds	$(5,356,731)
Sales of Portfolio Funds	10,116,492
Purchases of short term investments, net	(1,420,752)
Investments paid in advance	(650,000)
Expenses paid	(269,391)

Net Cash Provided by Operating Activities	2,419,618

Cash Flows from Financing Activities
Proceeds from subscriptions	3,243,572
Distributions for redemptions	(5,500,639)
Proceeds from advance subscriptions	(662,551)

Net Used in Financing Activities	(2,919,618)

Net Decrease in Cash	(500,000)
Cash — Beginning of Period	500,000

Cash — End of Period	$—

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(2,133,745)
Advance subscriptions to investments	(650,000)
Net realized gain on investments	(370,550)
Net change in unrealized depreciation on investments	2,109,262
Net increase in investment advisory and management fees payable	16,928
Net increase in accrued expenses and other liabilities	88,816
Purchases of limited partnerships	(5,356,731)
Sales of limited partnerships	10,116,492
Purchases of short term investments, net	(1,420,752)

Net Cash Provided by Operating Activities	$2,419,618

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Financial Highlights

	Six Months Ended September 30, 2015 (Unaudited)		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period from September 1, 2010(1) through March 31, 2011
Per Share Operating Performance
Beginning net asset value	$28.95		$28.26	$25.67	$24.66	$25.53	$25.00
Income (Loss) From Investment Operations
Net investment loss(2)	(0.26)		(0.52)	(0.46)	(0.54)	(0.62)	(1.05)
Net gain (loss) from investments	(1.12)		1.21	3.05	1.55	(0.25)	1.58

Total from Investment Operations	(1.38)		0.69	2.59	1.01	(0.87)	0.53

Ending Net Asset Value	$27.57		$28.95	$28.26	$25.67	$24.66	$25.53

Total return	(4.77	)%(3)	2.44%	10.09%	4.10%	(3.41)%	2.12	%(3)
Supplemental Data and Ratios
Net assets, end of period	$39,132,742		$43,018,021	$40,678,441	$48,640,438	$61,049,766	$32,082,265
Ratio of expenses to weighted average net assets(5)	1.81	%(4)	1.82%	1.70%	2.19%	2.51%	7.18	%(4)
Ratio of net investment loss to weighted average net assets(5)	(1.81	)%(4)	(1.82)%	(1.70)%	(2.19)%	(2.51)%	(7.17	)%(4)
Portfolio turnover rate	13.38	%(3)	28.15%	26.86%	20.04%	17.56%	4.21	%(3)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Not annnualized.

(4)	Annnualized.

(5)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

SCS Hedged Opportunities Master Fund, LLC

Notes to Financial Statements

September 30, 2015 (Unaudited)

1.	Organization

SCS Hedged Opportunities Master Fund, LLC (the “Master Fund”) was organized as a limited liability company under the laws of the state of Delaware on April 7, 2010, and commenced operations on September 1, 2010. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek attractive, long-term capital appreciation with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both the equity and fixed income markets. The Master Fund pursues its investment objective by allocating its assets among a diversified group of hedge funds (“Portfolio Funds”) managed by portfolio managers with differing styles and strategies.

The SCS Hedged Opportunities Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “Feeder Fund”), pursues its investment objective by investing substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective and substantially the same investment policies as the Master Fund (except that the Feeder Fund pursues its investment objective by investing in the Master Fund).

The SCS Hedged Opportunities (TE) Fund, LLC, a Delaware limited liability company that is registered under the 1940 Act as a non-diversified, closed-end management investment company (the “TE Feeder Fund”, together with the “Feeder Fund” the “Feeder Funds”), pursues its investment objective by investing substantially all of its assets in the SCS Hedged Opportunities Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company. The Offshore Fund is not registered as an investment company under the Investment Company Act. The Offshore Fund in turn invests substantially all of its assets in the Master Fund. The TE Feeder Fund and Offshore Fund have the same investment objective and substantially the same investment policies as the Master Fund (except that they pursue their investment objectives by investing in the Master Fund).

The Master Fund and Feeder Funds are managed by SCS Capital Management, LLC (the “Adviser”). The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Master Fund has a Board of Directors (the “Board”) that has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. The same directors also serve as the Feeder Funds’ Board.

2.	Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Master Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses

The Master Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board of Directors, all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders, and such other expenses as may be approved from time to time by the Board. The Master Fund indirectly bears its portion of the expenses of the Portfolio Funds. Therefore, the Portfolio Funds’ expenses are not included in the Master Fund’s Statement of Operations or Financial Highlights.

C. Investments in Portfolio Funds

In accordance with the terms of the Master Fund’s Prospectus, the investments in the Portfolio Funds are valued at their fair value.

The Master Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds have the ability to suspend redemptions.

Certain Portfolio Funds charge annual management fees ranging from 0.75% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also charge performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund partnership agreement or other similar offering document.

The Portfolio Funds in which the Master Fund has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Master Fund’s interest in the Portfolio Funds, such risks are limited to the Master Fund’s invested amount in each investee.

Of the Portfolio Funds listed on the Schedule of Investments, Eton Park Fund, L.P. and Passport Global Strategies III Ltd. are residual illiquid positions from full fund redemptions, Serengeti Multi-Series LLC — Series E has illiquid share classes (Sub-Series 1, 2, 4, 6, 7 and Equities) that are expected to self-liquidate at varying intervals, AG SCS Fund, L.P. is illiquid, and Perella Weinberg Partners Asset Based Value Fund, L.P. is currently restructuring and liquidity terms may change.

D. Investments Paid in Advance

Investments paid in advance represent funds which have been sent to Portfolio Funds prior to September 30, 2015 but are not effective until October 1, 2015. At September 30, 2015, the Master Fund made the commitment to purchase $650,000 in Horseman Global Fund, L.P.

E. Investment Valuation

The Master Fund primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Master Fund’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Adviser may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Master Fund calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Master Fund’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

Short term investments are valued at closing net asset value.

F. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

G. Fair Value

The fair values of the Master Fund’s assets and liabilities which qualify as financial instruments under the Accounting Standards Codification 825, Financial Instruments, approximate the carrying amounts presented in the Statement of Assets and Liabilities.

H. Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. Management is not aware of any exposure to uncertain tax positions that could require accrual. As of September 30, 2015, the Master Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.

I. Indemnifications

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Fund elected to adopt ASU 2015-07 as of and for the period ended September 30, 2015. Accordingly, investments for which fair value is measured using net asset value per share as a practical expedient have not been categorized within the fair value hierarchy within Note 9.

3.	Investment Transactions

For the six months ended September 30, 2015, the Master Fund purchased (at cost) and sold interests (proceeds) in Portfolio Funds in the amount of $5,556,731 and $7,866,089 (excluding short-term securities and return of capital distributions), respectively.

4.	Derivative Financial Instruments

The Master Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Master Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Master Fund’s results of operations and financial position.

The Master Fund occasionally purchases and sells (“writes”) put and call equity options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Master Fund for purchased options would be included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Master Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Master Fund for written options would be included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Master Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Master Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Master Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Master Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Master Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Master Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Master Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Master Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Master Fund may use derivatives in an attempt to achieve an economic hedge, the Master Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The Master Fund did not invest in derivative financial instruments during the six months ended September 30, 2015.

5.	Management and Performance Fees, Administration Fees and Custodian Fees

The Master Fund has entered into an Investment Advisory Agreement with SCS Capital Management, LLC. Under the Investment Advisory Agreement, the Master Fund pays the Adviser a quarterly fee, which is calculated and accrued monthly, (the “Advisory Fee”) at the annual rate of 0.50% of the Master Fund’s net assets effective April 1, 2013. Prior to April 1, 2013, the Master Fund’s Advisor Fee was accrued and paid at an annual rate of 1.25% of the Master Fund’s net assets.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund’s administrator, fund accountant, and transfer agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.070% of the first $150,000,000 of the Master Fund’s total monthly net assets, 0.050% on the next $250,000,000 of the Master Fund’s total monthly net assets and 0.030% on the balance of the Master Fund’s total monthly net assets with a minimum annual fee of $70,000.

The Master Fund has engaged U.S. Bank, N.A. to serve as the Master Fund’s custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.001% of the Master Fund’s portfolio market value with a minimum annual fee of $5,000.

6.	Directors and Officers

The Board has overall responsibility for monitoring and overseeing the investment program of the Master Fund and each of the Feeder Funds and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund and the Feeder Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Directors who are not employed by the Adviser are each paid (in the aggregate) by the Master Fund an annual retainer of $20,000, and per meeting fees of $5,000 in the case of regular meetings, $2,000 in the case of telephonic meetings. All Directors are reimbursed by the Master Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Master Fund or the Feeder Funds. Two of the Directors are employees of the Adviser and receive no compensation from the Master Fund or Feeder Funds for serving as Directors.

All of the Officers of the Master Fund and Feeder Funds are affiliated with the Adviser. Such Officers receive no compensation from the Master Fund or Feeder Funds for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

7.	Shareholder Transactions

The Master Fund from time to time may offer to repurchase shares pursuant to written tenders by investors. Any such repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase interests or portions thereof from investors pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase interests from investors, on a quarterly basis, on or about March 31st, June 30th, September 30th, and December 31st of each year.

The Master Fund had 1,419,386 shares outstanding at September 30, 2015. The Master Fund issued 108,745 shares through shareholder subscriptions and redeemed 175,392 shares through shareholder redemptions during the six months ended September 30, 2015. The Master Fund issued 364,283 shares through shareholder subscriptions and redeemed 317,455 shares through shareholder redemptions during the year ended March 31, 2015.

As of September 30, 2015 the Feeder Fund and Offshore Fund owned 87.06% and 12.94% of the outstanding shares of the Master Fund, respectively.

8.	Risk Factors

Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Master Fund’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Master Fund is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Master Fund during or following periods of negative performance. Although the Master Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Master Fund’s net asset value. Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to three years from initial investment.

9.	Fair Value of Financial Instruments

The Master Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

As of September 30, 2015, short term investments valued at $4,614,458 are classified as Level 1 in the fair value hierarchy. Investment companies that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value of the investment companies at September 30, 2015 is $37,848,375.

During the six months ended September 30, 2015, there were no transfers between Level 1, Level 2 or Level 3.

10.	Subsequent Events

The Fund has evaluated all subsequent events through November 23, 2015, the date these financial statements were issued. The Fund issued a tender offer on September 21, 2015. Shareholder tenders amounted to approximately $3,772,000, redeemable at the December 31, 2015 net asset value, payable on January 1, 2016. The Fund received subscriptions in the amount of $300,700 as of November 1, 2015.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of November 23, 2015.

SCS Hedged Opportunities Master Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders without charge, upon request by calling the Adviser collect at (617) 204-6400.

Board of Directors

The Master Fund’s confidential Offering Memorandum includes additional information about the Master Fund’s Directors and is available upon request without charge by calling the Adviser collect at (617) 204-6400 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

SCS Hedged Opportunities Fund, LLC &

SCS Hedged Opportunities Master Fund, LLC

Privacy Notice

As an investor (“Investor”) in SCS Hedged Opportunities Fund, LLC, SCS Hedged Opportunities (TE) Fund, LLC or SCS Hedged Opportunities Master Fund, LLC (the “Funds”), you are entitled to know how we protect your nonpublic personal information and how we limit its disclosure. This privacy policy applies to individuals and institutions who are Investors, or have been Investors in the past. This privacy policy describes our policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other information about you.

Information We Collect

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on your investor information forms, account opening forms, subscription agreements, or other forms. This information includes, for example, your name, address, social security number, assets and income.

Information We Disclose

We do not disclose your nonpublic personal information to anyone, except as permitted or required by law. This means, most importantly, that we do not sell Investor information — whether it is your personal information or the fact that you are an Investor in the Funds — to anyone. Instead, we use your information primarily to complete transactions that you request. Here are the details:

•	To implement your wealth management plan, including the selection of investment managers, it may be necessary to provide identifying information to nonaffiliated third parties.

•

In certain instances, we may contract with nonaffiliated third parties to perform services for us and, where necessary, disclose your information (described above) to them. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. Further, we require these third parties to treat your nonpublic information confidentially.

•

Finally, we will release your nonpublic information if you direct us to do so, if we are required by law to do so or in other limited circumstances permitted by law — for example, to protect your account from fraud.

What Happens If You Close Your Account

If you decide to close your account(s), we will adhere to the privacy policies and procedures described in this notice.

Who Has Access to Your Personal Information

We restrict access to your nonpublic personal information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

We Will Keep You Informed

This publication replaces all previous statements of our privacy policy. As required by law, we will notify you annually of our privacy policy. We reserve the right to modify this policy at any time and will keep you informed of changes.

SCS HEDGED OPPORTUNITIES FUND, LLC

BOARD OF DIRECTORS

Peter Mattoon*, Chairman of the Board

Peter Lombard, Independent Director

James Orr, Interested Director

Edmond Villani, Independent Director

Joseph McCuine*, Interested Director

OFFICERS

Peter Mattoon*, President & Chief Executive Officer

Joseph McCuine*, Vice President & Chief Financial Officer

Adrian Ketri*, Vice President & Chief Compliance Officer

Stephen Goff*, Secretary

INVESTMENT ADVISER

SCS Capital Management, LLC

One Winthrop Square

Boston, MA 02110

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, J1S

Milwaukee, WI 53202

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Suite 500

Boston, MA 02210

*	Employed by SCS Capital Management, LLC

One Winthrop Square  |  Boston, MA 02110

617.204.6400   |  www.scsfinancial.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/15-04/30/15	0	0	0	0

Month #2 05/01/15-05/31/15	0	0	0	0

Month #3 06/01/15-06/30/15 *	26,387	$28.61	26,387	$5,458,000

Month #4 07/01/15-07/31/15	0	0	0	0

Month #5 08/01/15-08/31/15	0	0	0	0

Month #6 09/01/15-09/30/15 ^	118,079	$27.93	118,079	$5,660,400

Total	144,466	$28.27	144,466	$11,118,400

*	The Fund issued a tender offer on March 16, 2015. The tender offer enabled up to $5,458,000 to be redeemed by shareholders. The tendered shares were paid out at the June 30, 2015 net asset value per share.

^	The Fund issued a tender offer on June 16, 2015. The tender offer enabled up to $5,660,400 to be redeemed by shareholders. The tendered shares were paid out at the September 30, 2015 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this Item to be reported.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SCS Hedged Opportunities Fund, LLC

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter H. Mattoon
Peter H. Mattoon, Chief Executive Officer

Date	December 3, 2015

By (Signature and Title)	/s/ Joseph E. McCuine
Joseph E. McCuine, Chief Financial Officer

Date	December 3, 2015

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